              AMENDED MUTUAL ESTOPPEL AND MODIFICATION AGREEMENT

        THIS AMENDED MUTUAL ESTOPPEL AND MODIFICATION AGREEMENT is made as of this 15th day of December, 1995 by and among PNC BANK, NATIONAL ASSOCIATION (successor by merger to Provident National Bank) (the "Bank"), THE PRUDENTIAL INSURANCE COMPANY OF AMERICA ("Prudential") and EQK REALTY INVESTORS I ("EQK").



                                   RECITALS



        WHEREAS, the Bank, Prudential and EQK entered into a certain Subordination and Intercreditor Agreement dated as of December 16, 1992 (the "Intercreditor Agreement"); and

        WHEREAS, the parties entered into a Mutual Estoppel and Modification Agreement dated as of December 15, 1995 (the "Original Estoppel"); and

        WHEREAS, the parties wish to correct a typographical error contained in the Original Estoppel and confirm certain understandings as set forth herein;

        NOW, THEREFORE, for good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

        1. All capitalized terms not defined herein shall have the meanings given such terms in the Intercreditor Agreement.

        2. Paragraph 2(b) of the Original Estoppel is hereby amended by deleting the number "1 5/8%" appearing on the first line thereof and substituting the number "2 5/8%" in its place.

        3. Borrower hereby certifies that the correction to the Original Estoppel as set forth above is true and correct.

        4. The parties agree that notwithstanding the fact that the Contract Amount may be less than the Prudential Pay Rate, EQK shall be permitted to make debt service payments to the Bank based on the Prudential Pay Rate (i.e. 8.54% per annum); provided, however, such payments shall not exceed the Cap Amount. All of the other terms set forth in Section 4(b)(i) of the Intercreditor Agreement shall remain in full force and effect.

        5. The parties hereby agree and confirm that except as modified hereby, all of the terms and conditions of the Original Estoppel and Intercreditor Agreement remain in full force and effect and binding upon the parties hereto and their respective successors and assigns.

        6. This Agreement may be executed in any number of counterparts which, taken together, shall constitute one and the same instrument.

        7. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

        IN WITNESS WHEREOF, the parties have executed this Amended Mutual Estoppel and Modification Agreement as of this 15th day of December, 1995.

                                          PNC BANK, NATIONAL ASSOCIATION

                                          By: /s/
                                              ----------------------------
                                          Title:  Vice President
                                                 -------------------------

                                          THE PRUDENTIAL INSURANCE
                                          COMPANY OF AMERICA

                                          By: /s/
                                              ----------------------------
                                          Title:  Vice President
                                                 -------------------------

                                          EQK REALTY INVESTORS I

                                          By: /s/ William G. Brown, Jr.
                                              ----------------------------
                                          Title:  Vice President
                                                 -------------------------

                            EQK REALTY INVESTORS I

                           SECRETARY'S CERTIFICATE

        The undersigned, being the duly elected Secretary of EQK Realty Investors I, a Massachusetts business trust (the "Trust"), does hereby certify that the following resolutions were unanimously adopted at a meeting of the Trustees held on December 12, 1995 and remain in full force and effect as of this date:

        Whereas, the Trust's existing financing with The Prudential Insurance Company of America ("Prudential") and PNC Bank, National Association ("PNC") matures on December 15, 1995;

        Whereas, both Prudential and PNC have presented the Trust with proposals to extend the maturity date of their respective loans to December 15, 1996;

        Whereas, Harrisburg East Mall remains as the only real estate asset of the Trust, the Trust has previously established its need to sell Harrisburg East Mall at such a time as a buyer willing and able to pay a reasonable price therefor can be identified and the Trust's adviser has identified and continues to work with entities which may prove to be capable buyers of such property;

        Whereas, the continuing uncertainty surrounding the use or assignment of the Wanamaker building at Harrisburg East Mall will likely have to be resolved before the true interest of such potential buyers and the price they would offer can be determined;

        Whereas, such uncertainty also seriously impacts the ability of the Trust to refinance its existing debt with another lender and any new lender would in any event require the Trust to undertake a due diligence effort exposing the Trust to substantial costs which may not be warranted by the likely remaining holding period of the property;

        Whereas, the Declaration of Trust provides in Section 5.2(i) that the borrowings of the Trust shall not exceed 50% of the Trust's Total Assets, as therein defined (not including intangibles) unless and until the Trustees determine that the borrowings in excess of such percentage are in the best interest of the Trust;

        Whereas, at the time of the 1992 extension and restructuring of the Prudential and PNC loans, the Trustees determined that due to the decline in the value of the Trust's Total Assets, the borrowings of the Trust had at some point in time previously exceeded and at the time of such 1992 extension and restructuring exceeded 50% of the value of the Trust's Total Assets;

        Whereas, the Trustees have determined that the continuation of the Trust's current borrowings with Prudential and PNC, as recently reduced by application of the net proceeds from the Trust's sale of Castleton Park, is in the best interest of the Trust as it is not advisable to attempt a refinancing of such debt at the current time given the uncertainty as to the disposition or use of the Wanamker building and the expected short holding period of such property;

        Whereas, the total of the Prudential and PNC loans, together with such other items as must be considered "borrowings" (including deferred fees of the Trust's adviser), does not exceed the 75% limitation set forth in the Indenture of Trust; and

        Whereas, in light of the factors outlined above, the terms and conditions proposed by Prudential and PNC appear reasonable and in the best interests of the Trust.

        IT IS HEREBY RESOLVED, that the Trustees, including the Independent Trustee, hereby approve the extension of the Prudential loan for a period of one year, upon terms and conditions consistent with those outlined in the attached letter from Drinker Biddle & Reath and the accompanying draft loan application document or such other terms and conditions as the Trust's adviser may deem to be in the best interests of the Trust;

        FURTHER RESOLVED, that the Trustees, including the Independent Trustees, hereby approve the extension of the PNC loan for a period of one year, upon terms and conditions consistent with those outlined in the attached Summary of Terms and conditions from PNC or such other terms and conditions as the Trust's adviser may deem to be in the best interest of the Trust;

        FURTHER RESOLVED, that the Trustees find it appropriate and in the best interest of the Trust for the borrowings of the Trust to exceed 50% of the value of the Trust's Total Assets (not including intangibles), subject to the 75% limitation set forth in Section 5.2(i) of the Indenture of Trust;

        FURTHER RESOLVED, that the Trust's adviser and officers are authorized to employ the services of such attorneys. surveyors, title examiners and other third party service providers as may be necessary to effect the transactions contemplated by the foregoing resolutions, and to pay reasonable fees for their services;

        FURTHER RESOLVED, that as the Trust's adviser has waived any right to a fee for handling the loan extensions hereby approved, the adviser shall be reimbursed for in-house legal fees at a rate of $100 per hour plus expenses incurred in effecting such transactions;

        FURTHER RESOLVED, that Phillip E. Stephens, Gregory R. Greenfield, William G. Brown, Jr., Gary L. Werkheiser of Linda K. Schear, as officers of the

Trust, each acting alone, be and hereby are authorized to take such actions and execute such documents on behalf of the Trust as they may deem necessary or appropriate in connection with the foregoing resolutions including, but not limited to extension agreements, notes, mortgages and affidavits.

        FURTHER RESOLVED, that all documents executed by any of said officers on behalf of the Trust shall be binding on and enforceable against the Trust as if such documents were executed by each of the Trustees.

        This 15th day of December, 1995.

                                            /s/ Linda K. Schear
                                            ------------------------------------
                                            Linda K. Schear, Secretary

                            EQK REALTY INVESTORS I

                            INCUMBENCY CERTIFICATE

        The undersigned Secretary of EQK Realty Investors I, a Massachusetts business trust (the "Trust") does hereby certify that the following persons are duly elected officers of the Trust, having been elected at the Annual Meeting of the Trustees on June 6, 1995, to serve until the next Annual Meeting of the Trustees or until such time as their successors are duly elected and qualified:

          Phillip E. Stephens..............................  President
          Gregory R. Greenfield............................  Executive Vice President
                                                             and Treasurer
          Gary Werkheiser..................................  Vice President
          Linda K. Schear..................................  Secretary
          William G. Brown, Jr.............................  Vice President and
                                                             Controller
          Scott Boggio.....................................  Vice President

        The undersigned Secretary further certifies that there have been no amendments or modifications to the Amended and Restated Declaration of Trust of EQK Realty Investors I, as executed as of February 27, 1985 and amended as of March 5, 1986, nor to the Trustees' regulations of EQK Realty Investors I as adopted as of October 11, 1984 and amended on June 3, 1985 and September 16, 1986.

        This 15th day of December, 1995.

                                          /s/ Linda K. Schear
                                          --------------------------------------
                                          Linda K. Schear, Secretary

                                                                            [EQK
                                                                REALTY INVESTORS
                                                                     LETTERHEAD]

December 15, 1995
                                                    5775 Peachtree Dunwoody Road
PNC Bank, National Association                      Suite 200-D
Real Estate Finance Division                        Atlanta, GA 30342-1505
P.O. Box 7648                                       (404) 303-6100
Broad and Chestnut Streets
Philadelphia, Pennsylvania 19101

Ballard Spahr Andrews & Ingersoll
1735 Market Street, 51st Floor
Philadelphia, Pennsylvania 19103-7599

Ladies and Gentleman:

        I refer to the Summary of Terms and Conditions dated December 7, 1995 (the "Term Sheet"), by and between EQK Realty Investors I, a Massachusetts business trust ("EQK") and PNC Bank, National Association ("PNC") for the extension and amendment of an existing mortgage loan (the "Loan").

        The Loan will be extended and modified by that certain Second Amended and Restated Note between EQK and PNC, dated as of December 15, 1995 (the "Restated Note"), the First Amendment to Second Amended and Restated Loan Agreement between EQK and PNC, dated as of December 15, 1995 (the "Loan Agreement Amendment") and the Disclosure for Confession of Judgment dated as of December 15, 1995 (the "Disclosure"). In addition, EQK has executed that certain Mutual Estoppel and Modification Agreement among EQK, The Prudential Insurance Company of America and PNC, dated as of December 15, 1995 (the "Estoppel Agreement"), modifying and extending the Intercreditor Agreement, as referred to therein.

        Pursuant to the Term Sheet, and as additional consideration to induce PNC to extend and modify the Loan, EQK has paid to PNC a Fee of $15,874.30.

        The Restated Note, Loan Agreement Amendment, Disclosure and the Estoppel Agreement are hereinafter referred to as the "Loan Extension Documents."

        I have acted as inside counsel to EQK in connection with the transaction contemplated by the Loan Extension Documents. This opinion is based on my knowledge of the EQK documents, the conduct of its business and the validity and binding effect of such documents under the authorizing documents of EQK and the laws of the State of Georgia.

        In connection with this opinion, I have reviewed the executed Loan Extension Documents and have also reviewed the following:

        1. Amended and Restated Declaration of Trust of EQK, as executed as of February 27, 1985 and amended as of March 4, 1986.

THE NAME EQK REALTY INVESTORS I IS THE DESIGNATION OF THE TRUSTEES UNDER A DECLARATION OF TRUST DATED OCTOBER 8, 1984, AS AMENDED. NEITHER THE TRUSTEES, SHAREHOLDERS, OFFICERS OR AGENTS OF THE TRUST SHALL BE LIABLE FOR THE OBLIGATIONS OF THE TRUST, AND ALL PERSONS SHALL LOOK SOLELY TO THE TRUST ESTATE OF EQK REALTY INVESTORS I FOR THE PAYMENT, PERFORMANCE OR OBLIGATIONS OF THE TRUST.

PNC and Ballard Spahr
December 15, 1995
page two

        2. Trustees Regulations dated as of October 11, 1984, as amended.

        3. Trustees Resolutions dated as of December 12, 1995.

        Based upon and subject to the foregoing, it is my opinion that:

        a. The Loan Extension Documents have been duly authorized, executed and delivered by EQK and constitute the legal, valid and binding obligation of EQK, enforceable against EQK in accordance with their respective terms.

        b. The execution, delivery and performance of the Loan Extension Documents by EQK will not violate (i) any provision of the Organizational Documents relating to EQK; (ii) to my knowledge, any order, judgment, injunction, decree, determination or award presently in effect applicable to EQK; or (iii) to my knowledge, any instrument under which EQK is bound.

        c. No consent, approval or other authorization of or by any court, administrative agency or governmental authority is required in connection with the execution, delivery and performance of any of the Loan Extension Documents by EQK.

        d. To my knowledge, there are no actions, suits, proceedings or investigations pending or threatened against EQK which, if determined adversely to EQK, would bring into question the validity of the Loan Extension Documents or the ability of EQK to perform its obligations thereunder.

        The opinions set forth herein are subject to the qualification that the enforcement of the is subject to applicable fraudulent conveyance, creditors rights, bankruptcy, reorganization and other laws of general application relating to or affecting the enforcement or creditors' rights or the enforcement of the security provided by such instruments.

Very truly yours,

/s/ Linda K. Schear
- -------------------
Linda K. Schear
Counsel, EQK Realty Investors I

LKS: ms

                  COMMONWEALTH LAND TITLE INSURANCE COMPANY
                           A Reliance Group Company
                    8 Penn Center, Philadelphia, Pa. 19103

                                 ENDORSEMENT

To be annexed to and form a part of Commitment/Policy No. D049935CP, insuring PNC Bank, National Association,

as set forth in said Commitment/Policy.

The said Commitment/Policy is hereby amended in the following manner:

          1) date of the policy is hereby amended to be 2/15/1996

          2) See attached Schedule B Section 1, Schedule B Section 2 and endorsements.

TIRBOP -- PA ENDORSEMENT 1070 (GENERAL ENDORSEMENT)
OWNER'S/LESSEE AND/OR LOAN POLICY


The total liability of the Company under said commitment/policy and any endorsements attached thereto shall not exceed, in the aggregate, the face amount of said policy and costs which the Company is obligated under the provisions of said commitment/policy to pay. This endorsement is made a part of said commitment/policy and is subject to the exclusions, schedules, endorsements, conditions, stipulations and terms thereof, except as modified by the provisions hereof. Nothing herein contained shall be construed as extending or changing the effective date of said Commitment/Policy, unless otherwise expressly stated.

Dated:

                                          --------------------------------------
                                                   Authorized Signatory

TIRBOP -- PA ENDORSEMENT 1070 (General Endorsement)
OWNER'S/LESSEE AND/OR LOAN POLICY

                  COMMONWEALTH LAND TITLE INSURANCE COMPANY
                        17 SOUTH MARKET SQ. SUITE 2-A,
                             HARRISBURG, PA 17101
                                 717.232.6615
                              FAX: 717.232.6507

                                SECOND REVISED

                          TITLE INSURANCE COMMITMENT

                                               Effective Date: February 15, 1996

Order No. : D145246CPA
            HARRISBURG/ LINDA K. TRIVELY (29410)

                                   SCHEDULE A

1.         Policy or Policies to be issued:

           ALTA Owner's Policy -- Form B 1992 (Rev 10/17/1992)

           a. Proposed Insured:

              Amount of Insurance:

           ALTA Loan Policy -- 1992 (Rev 10/17/1992)

           b. Proposed Insured: PNC Bank, National Association

              Amount of Insurance: $1,587,430.00

2. The estate or interest in the land described or referred to in this Schedule and covered herein is a fee simple, and title thereto is at the effective date hereto vested in:

           EQK Realty Investors I, a Massachusetts business trust

3. The land referred to in this Commitment is described below and in Schedule C attached hereto and made a part hereof.

           Note For Information Only:

           The land referred to in this Commitment is commonly known as:

           Harrisburg East Mall Harrisburg, PA
           Swatara Township
           Dauphin County, Pennsylvania


           mss/lsd

                              SCHEDULE B SECTION 1

                                  REQUIREMENTS

THE FOLLOWING REQUIREMENTS MUST BE MET:

2. Payment of the full consideration to or for the account of the grantors or mortgagors.

3.      Payment of the premiums, fees and charges for the policy.

4.      Possible unfiled mechanics liens and municipal claims.

5.      rights of parties in possession as tenants only.

6. Proof that all natural persons in this transaction are of full age and legally competent.

7.      Proof of identity of parties as set forth in Recital.

8. Possible additional assessments for taxes for new construction or for any major improvements pursuant to provisions of Acts of Assembly relating thereto, not yet assessed due or payable.

9.      TAXES:

        Receipts for Township, County and School Taxes for the years 1991 to 1992 inclusive.

        Township, County and School Taxes for current year 1996, not yet due and payable.

        (Payment should be verified).

        Assessment $34,254,000.00 #64-024-055.

10.     WATER AND SEWER RENTS:

        Receipts for Water and Sewer Rents for the years 1990 to 1994.

        Water and Sewer Rents for current period.

        Not yet due and payable.

11.     MECHANICS AND MUNICIPAL CLAIMS: None.

        INSURING INSTRUMENT OF RECORD:

        Mortgage of $3,525,000.000 EQK Realty Investors I to Provident National Bank (now PNC Bank, National Association) dated 12/16/1992 Recorded 12/22/1992 in Mortgage Book 1886 page 408.

        ATTACHED TO AND FORMING A PART OF TITLE INSURANCE COMMITMENT Order No.:
D145246CP

        1. $94,719,904.00.

           Myles E. Tanenbaum, Raymond H. Wiffcoff, Alton G. Marshall,
           Russell E. Palmer, Robert F. Froehlke, Howard Gittis and Henry E. Beck, Jr., individually but as Trustees of EQK Realty Investors I, a Massachusetts business trust, under that certain Declaration of Trust dated as of October 8, 1984.

           TO: Salomon Brothers Realty Corp.  Dated: December 18, 1985
           Recorded: December 20, 1985 in Record Book 699 page 34. Amendment No. 1 to Mortgage dated February 4, 1988 and recorded February 11, 1988 in Record Book 1069, page 261.

           ASSIGNED TO: The Prudential Insurance Company of America
           Dated:     Recorded: February 11, 1988 in Assignment of Mortgage Book
           1069 Page 276.

        2.

        3. $75,688,720.00.

           EQK Realty Investors I, a Massachusetts business trust
           TO:  The Prudential Insurance Company of America
           Dated: December 15, 1992 Recorded: December 22, 1992 in Record Book 1886 page 298.

        4. $3,525,000.00.

           EQK Realty Investors I, a Massachusetts business trust
           TO: Provident National Bank
           Dated: December 16, 1992 Recorded: December 22, 1992 in Mortgage Book 1886 page 408. Insured.

        12.JUDGMENTS: None.

        13.FINANCING STATEMENTS:

           EQK Realty Investors I (Debtor) filed November 5, 1991 in
           Recorder of Deeds Office in Secure Transaction Docket #6532 to The Prudential Insurance Company of America (Secured Party).

           EQK Realty Investors I (Debtor) filed December 22, 1992 in Recorder of Deeds Office to #6973 to Provident National Bank (Secured Party).

        ATTACHED TO AND FORMING A PART OF TITLE INSURANCE COMMITMENT Order No.:
D145246CP

              EQK Realty Investors I (Debtor) filed December 22, 1992 in Prothonotary's Office to #2408 ST 1992 to Provident National Bank (Secured Party).

              EQK Realty Investors I (Debtor) filed December 22, 1992 in Recorder of Deeds Office to #6972 to The Prudential Insurance Company of America (Secured Party).

              EQK Realty Investors I (Debtor) filed December 22, 1992 in Prothonotary's Office to #2409 ST 1992 to The Prudential Insurance Company of America (Secured Party).

14. Proof that the trusts EQK Realty Investors I are still subsisting.

15. Disclosure of Authority of Trustees to encumber real estate.

16. Except attached mortgage.

Mortgage of $94,719,904.00 Myles H. Tannenbaum, Raymond H. Wiffcoff, Alton
G. Marshall, Russell E. Palmer, Robert F. Froehlke, Howard Gittis and Henry E. Beck, Jr., Trustees of EQK Realty Investors I, a Massachusetts Business Trust under that certain Declaration of Trust dated as of 10/8/1984 to Salomon Brothers Realty Corp. dated 12/18/1985 and recorded 12/20/1985 in Record Book 1069 page 261, as same was assigned to The Prudential Insurance Company of America by Assignment of Mortgage recorded 2/11/1988 in Assignment of Mortgage Book 1069 page 388, as same was amended and restated by an Amended and Restated Open End Mortgage and Security Agreement between EQK Realty Investors I and The Prudential Insurance Company of America dated 12/15/1992 and recorded 12/22/1992 in Record Book 1886 page 298, as same was further amended by a certain Note, Mortgage and Loan Modification Agreement between the Successor Trustees of EQK Realty Investors, I and the Prudential Insurance Company of America (showing the principal due on said Mortgage as $44,125,054.68) dated as of 12/15/1995 and
recorded   /  /1996 in Record Book      Page      .

                              SCHEDULE B SECTION 2

                                   EXCEPTIONS

ANY POLICY WE ISSUE WILL HAVE THE FOLLOWING EXCEPTIONS UNLESS THEY ARE TAKEN CARE OF TO OUR SATISFACTION.

1. Unrecorded easements, discrepancies or conflicts in boundary lines, shortages in area and encroachments which an accurate and complete survey would disclose.

2. Rights granted to Pennsylvania Power and Light Company in Misc. Book "N", Volume 11, Page 408; Record Book 1208, Page 536 and Record Book 1208, Page 539.

3. Reservations, conditions and restrictions as set forth in Deed Book "H", Volume 47, Page 543 and Deed Book "V", Volume 45, Page 455.

4. Declaration of easements, restrictions and covenants by Swatara Associates dated March 4, 1968, recorded April 22, 1988 in Misc. Book "R", Volume 12, Page 155.

5. Assignment of Rents and Lessor's Interest in Leases: Swatara Associates to The Western Savings Fund Society of Philadelphia dated November 4, 1971 and recorded in Misc. Book "C", Volume 14, Page 504. Assignments of Rents Modification Agreement dated June 17, 1974 recorded June 21, 1974 in Misc. Book "L", Volume 15, Page 700. (This was subordinated to the lien of Mortgage from Swatara Associates to Continental Assurance Company by Agreement recorded in Misc. Book "M", Volume 15, Page 435).

6. Terms and conditions as contained in Lease between Swatara Associates, Lessor, to John Wanamaker, a Memorandum thereof dated March 14, 1968 and recorded in Misc. Book "U", Volume 12, Page 390.

7. Assignment: Swatara Associates to Continental Assurance Company dated July 12, 1974 in Misc. Book "M", Volume 15, Page 445.

8. Non-Disturbance Agreement: John Wanamaker to Continental Assurance Company dated July 2, 1974 and recorded July 12, 1974 in Misc. Book "M", Volume 15, Page 453.

9. Assignment of Rents: Swatara Associates to Continental Assurance Company dated July 9, 1974 and recorded July 12, 1974 in Misc. Book "M", Volume 15, Page 450.

10. Terms and conditions of Lease, a Memorandum thereof between Swatara Associates to G.C. Murphy Co., dated September 6, 1968 and recorded in Misc. Book "V", Volume 12, Page 196.

11. Terms and conditions of Lease, a Memorandum thereof between Swatara Associates to J.C. Penney Co., Inc., dated November 15, 1968 in
         Misc. Book "X", Volume 12, Page 633; dated August 11, 1969, recorded in Misc. Book "M", Volume 13, Page 212. Lease Term Agreements recorded in Misc. Book "Z", Volume 13, Page 162 and in Misc. Book "D", Volume
         14,    Page 32 and Misc. Book "F", Volume 16, Page 172.

12. Terms and conditions of Lease and Memorandum thereof between Swatara Associates to Lane Bryant, Harrisburg East, Inc., dated
         September 5, 1969 and recorded in Misc. Book "G", Volume 13, Page 146.

13. Terms and conditions of Lease, a Memorandum thereof between Swatara Associates to Dauphin Deposit Trust Company, dated October 3,
         1969 and recorded in Misc. Book "H", Volume 13, Page 143.

14. Terms and conditions of Lease, a Memorandum thereof between Swatara Associates to Commonwealth Trading, Inc., dated March 26, 1972 and recorded in Misc. Book "F", Volume 16, Page 955.

15. Terms and conditions of Lease, a Memorandum thereof between Swatara Associates to Friendly Ice Cream Corp., dated September 30,
         1975 and recorded in Misc. Book "N", Volume 16, Page 68.

16. Agreement dated February 15, 1978, Swatara Associates to Harrisburg Second Company, recorded March 3, 1978 in Misc. Book "X", Volume 16, Page 681.

17. Deed of Easement: Swatara Associates to Harrisburg Second Company, recorded March 3, 1978 in Misc. Book "X", Volume 16, Page 698.

18. Adjoining Landowner's Agreement and Crosseasement Agreement between Swatara Associates and Gimbel Brothers, Inc., dated January 31,
         1978 and recorded February 1, 1978 in Misc. Book "W", Volume 16, Page 838.

19. Assignment of Rents and Leases dated January 31, 1978 and recorded February 1, 1978 in Misc. Book "W", Volume 16, Page 832.

20. Deed of Easement: Swatara Associates to the Commonwealth of Pennsylvania, Department of Highways, dated October 12, 1967 and recorded February 7, 1968 in Misc. Book "P", Volume 12, Page 543.

21. Subject to public and private rights in that portion of the premises in the beds of Poor House Road; Legislative Route 618, Friendship Road and Legislative Route No. 139.

22. Rights granted to Dauphin Consolidated Water Supply Company in Misc. Book "L", Volume 15, Page 164.

23. Easement: Swatara Associates to Dauphin Consolidated Water Supply Company in Misc. Book "R", Volume 14, Page 223.

24. Landlords Subordination and Consent between Swatara Associates and Hess's dated July 21, 1978 and recorded August 2, 1978 in Misc. Book "B", Volume 17, Page 724 and re-recorded October 16, 1978 in Misc. Book "D", Volume 17, Page 925.

25. Terms of any unrecorded lease or rights of parties in possession, as tenants only.

26.      Rights granted to Bell Telephone Company in Record Book 1511, Page 144.

27.      Rights granted to Swatara Township Authority in Misc. Book Y 10, page
         465.

28. Conditions as shown on Survey by Gannett Fleming Civil Engineers dated December, 1992, including the following:

              (1) Sewer line right of way to Swatara Township Authority in Misc. Book Y 10, page 465

              (2) Building setback lines of 100 feet from Center line of Paxton Street and Poor House Road, 40 feet from rights of way lines of County Prison Road and Friendship Road

29. Memorandum of Lease: EQK Realty Investors I to Hess's Department Stores, Inc., dated November 30, 1994 and recorded December 13, 1994 in Record Book 2338, page 454.

30. Memorandum of First Amendment to Lease: EQK Realty Investors I to Toys R Us-PENN, Inc. dated December 5, 1994 and recorded February
         28, 1995 in Record Book 2370, page 380.

31. Memorandum of Lease Agreement: EQK Realty Investors I to County of Dauphin dated April 24, 1995 and recorded June 21, 1995 in
         Record book 2428, page 24. (For 100 parking spaces).

32. Rights granted to General Waterworks of Pennsylvania, Inc. in Record Book 2462, page 451.

33. Subordination and Intercreditor Agreement: Provident National Bank to The Prudential Insurance Company dated December 16, 1992 and recorded December 22, 1992 in Record Book 1886, page 459.

34.      Absolute Assignment of Leases and Rents and Rental Collection
         Agreement: EQK Realty Investors I to The Prudential Insurance Company of America dated December 15, 1992 and recorded December 22, 1992 in Record Book 1886, page 373.

35. Assignment of Lessor's Interest in Leases: EQK Realty Investors I to Provident National Bank dated December 16, 1992 and recorded December 22, 1992 in Record Book 1886, page 439.

36. Subordination, Non-disturbance and Attornment Agreement: Prudential Insurance Company of America, EQK Realty Investors I and The
         May Department Stores Company dated October 9, 1995 and recorded
         December 21, 1995 in Record Book        , page   .

ENDORSEMENTS:

     The following endorsements will appear in Policy if indicated.
     Endorsement Pa. 300  Endorsement                Endorsement

                                   SCHEDULE C

                            DESCRIPTION AND RECITAL

ALL THAT CERTAIN parcel of ground with the improvements erected thereon, situated in Swatara Township, Dauphin County, Pennsylvania as follows:

BEGINNING at a point at the intersection of the eastern right of way line of Dauphin County Prison Road (50 feet) with the southern legal right of way line of Paxton Street (80 feet) (Pennsylvania Legislative Route 139, U.S. Route 322 and 422); thence along the southern legal right of way line of Paxton Street, the following courses and distances: (1) on a curve to the left, having a radius of 2904.93 feet, an arc length of 1094.32 feet, (a chord bearing and distance, South 76 degrees 05 minutes 17 seconds East, 1087.85 feet, having a delta of 21 degrees 35 minutes 02 seconds to the left) to a P.O.C. (Point of Curve); (2) South 03 degrees 13 minutes 01 second West, 15.50 feet; (3) on a curve to the right, having a radius of 3057.33 feet, an arc length of 99.01 feet (a chord bearing and distance, South 85 degrees 51 minutes 19 seconds
East, 99.01 feet, having a delta of 01 degree 51 minutes 20 seconds to the right); (4) South 84 degrees 55 minutes 39 seconds East, 368.47 feet; (5) on a curve to the left, having a radius of 1940.08 feet, an arc length of 154.25 feet (a chord bearing and distance, South 87 degrees 12 minutes 19 seconds
East, 154.21 feet, having a delta of 04 degrees 33 minutes 20 seconds to the left); (6) South 89 degrees 28 minutes 59 seconds East, 459.67 feet; (7) North 00 degrees 31 minutes 01 second East, 14.00 feet; (8) South 89 degrees 28 minutes 59 seconds East, 55.42 feet; thence along properties now or formerly of AMP, Inc., Miller Bros. Venders, Incorporated and Robert M. Mumma, South 42 degrees 44 minutes 39 seconds West, 1015.95 feet; thence along property now or formerly of Robert M. Mumma, South 42 degrees 15 minutes 24 seconds East,
261.67 feet, to a point in the center of Friendship Road (Dedicated 50.00 feet right of way); thence along the center line of Friendship Road, South 47 degrees 24 minutes 36 seconds West, 710.75 feet, to a point marked with a railroad spike on the center line of Friendship Road and Poor House Road (Pennsylvania Legislative Route 618, Route 441); thence along the centerline of Poor House Road the following courses and distances: (1) North 40 degrees 39 minutes 11 seconds West, 200.07 feet; (2) North 44 degrees 47 minutes 49 seconds West, 99.80 feet; (3) North 51 degrees 08 minutes 21 seconds West,
100.00 feet; (4) North 62 degrees 07 minutes 21 seconds West, 100.00 feet; (5) North 71 degrees 26 minutes 21 seconds West, 100.00 feet; (6) North 80 degrees 41 minutes 21 seconds West, 100.00 feet; (7) North 88 degrees 28 minutes 21 seconds West, 499.37 feet; (8) North 81 degrees 35 minutes 47 seconds West,
531.70 feet; to a point marked with a 1/2 inch iron pin; thence North 43 degrees 49 minutes 13 seconds East, 19.05 feet, to a point located on the north side of Poor House Road; thence along the north side of Poor House Road, the following courses and distances: (1) North 81 degrees 37 minutes 02 seconds West, 401.59 feet, to a point marked with a six inch square concrete monument;
(2) North 76 degrees 39 minutes 35 seconds West, 96.614 feet, to a point at the northeastern corner of Dauphin County Prison Road; thence along the eastern right of way line of Dauphin County Prison Road (Dedicated 50.00 feet right of way, August 9, 1968) the following courses and distances: (1) North 18 degrees 43 minutes 11 seconds East 106.87 feet; (2) on a curve to the right, having a radius of 175.00 feet, an arc length of 99.74 feet (a chord bearing and distance, North 35 degrees 02 minutes 52 seconds East, 98.40 feet, having a delta of 32 degrees 39 minutes 22 seconds); (3) North 51 degrees 22 minutes 33 seconds East, 637.82 feet; (4) on a curve to the left, having a radius of 425.00 feet, an arc length of 194.33 feet (a chord bearing and distance North 38 degrees 16 minutes 33 seconds East, 192.65 feet, having a delta of 26 degrees 12 minutes 00 seconds); (5) North 25 degrees 10 minutes 33 seconds East, 481.42 feet, to the point of BEGINNING.

CONTAINING 61.9152 acres of land as shown on Drawing No. I-24046, dated December 16, 1985, prepared by Gannett Fleming Civil Engineers, Harrisburg, Pennsylvania.

AND FURTHER, the Commonwealth of Pennsylvania, Department of Highways vacated a portion of the premises, along Paxton Street, being shown as 0.354 acres on highway plan, Plot No. 22 of right of way plan for Route No. 767, Section No. 5B, approved by the Governor on July 20, 1967.

BEING the same premises which Swatara Associates, a Pennsylvania limited partnership, by Deed dated March 6, 1985 and recorded March 13, 1985 in Dauphin County in Record Book 591, Page 170, conveyed unto Myles H. Tanenbaum, Raymond
H. Wittcoff, Alton G. Marshall, Russell E. Palmer, Robert F. Froehlke, Howard Gittis and Henry C. Beck, Jr., not individually but as Trustees of EQK Realty Investors I, a Massachusetts business trust, under that certain Declaration of Trust dated as of October 8, 1984 as amended.

                   COMMONWEALTH LAND TITLE INSURANCE COMPANY
                                  ENDORSEMENT
                              USURY -- (SPECIMEN)

To be annexed to and form a part of Commitment/Policy No.        insuring

as set forth in said Commitment/Policy.

The said Commitment/Policy is hereby amended in the following manner:

The Company hereby insures the insured against loss or damage, including attorneys' fees and costs of litigation, which the insured shall sustain by reason of the entry of any court order or judgment which constitutes a final determination and adjudges:

That the lien of the mortgage/deed of trust/deed to secure debt referred to in Schedule A is invalid or unenforceable as to the principal and interest due on the note or notes secured thereby, said interest being computed in accordance with the provisions of such mortgage/deed of trust/deed to secure debt or of said note or notes on the ground that the loan evidenced by the note or notes secured thereby are usurious under the laws of the State of Pennsylvania at the date of policy.

The total liability of the Company under said commitment/policy and any endorsements attached thereto shall not exceed, in the aggregate, the face amount of said policy and cost which the Company is obligated under the provisions of said commitment/policy to pay.



This endorsement is made a part of said commitment/policy and is subject to the exclusions, schedules, endorsements, conditions, stipulations and terms thereof, except as modified by the provisions hereof.

Nothing herein contained shall be construed as extending or changing the effective date of said Commitment/Policy, unless otherwise expressly stated.

IN WITNESS WHEREOF COMMONWEALTH LAND TITLE INSURANCE COMPANY has caused its corporate name and seal to be hereunto affixed by its duly authorized officers
on the      day of             19  .

Countersigned                          COMMONWEALTH LAND TITLE INSURANCE COMPANY
length of 99.74 feet (a chord bearing and distance, North 35 degrees 02 minutes 52 seconds East, 98.40 feet, having a delta of 32 degrees 39 minutes 22 seconds); (3) North 51 degrees 22 minutes 33 seconds East, 637.82 feet; (4) on a curve to the left, having a radius of 425.00 feet, an arc length of 194.33 feet (a chord bearing and distance North 38 degrees 16 minutes 33 seconds East, 192.65 feet, having a delta of 26 degrees 12 minutes 00 seconds); (5) North 25 degrees 10 minutes 33 seconds East, 481.42 feet, to the point of BEGINNING.

CONTAINING 61.9152 acres of land as shown on Drawing No. I-24046A, dated November 30, 1984, last recertified and updated December 4, 1992, prepared by Gannett Fleming Civil Engineers, Harrisburg, Pennsylvania.

AND FURTHER, the Commonwealth of Pennsylvania, Department of Highways vacated a portion of the premises, along Paxton Street, being shown as 0.354 acres on highway plan, Plot No. 22 of right of way plan for Route No. 767, Section No. 5B, approved by the Governor on July 20, 1967.

BEING the same premises which Swatara Associates, a Pennsylvania limited partnership, by Deed dated March 6, 1985 and recorded March 13, 1985 in Dauphin County in Record Book 591, Page 170, conveyed unto Myles H. Tanenbaum, Raymond
H. Wittcoff, Alton G. Marshall, Russell E. Palmer, Robert F. Froehlke, Howard Gittis and Henry C. Beck, Jr., not individually but as Trustees of EQK Realty Investors I, a Massachusetts business trust, under that certain Declaration of Trust dated as of October 8, 1984 as amended.

[COMMONWEALTH
LAND TITLE COMPANY
LOGO]                                                     ENDORSEMENT

To be annexed to and form a part of Commitment/Policy No.               insuring

as set forth in said Commitment/Policy.
The said Commitment/Policy is hereby amended in the following manner:

Pursuant to and subject to the provisions of the policy, the Company insures against loss or damage (including without limitation, costs, attorney's fees and expenses) arising out of the invalidity, unenforceability or impairment of the priority of the lien of the Insured Mortgage by reason of a final decree of a court of competent jurisdiction adjudicating that the Insured, by reason of the Insured having been given, as additional consideration, warrants to purchase shares in the Mortgagor.









The total liability of the Company under said commitment/policy and any endorsements attached thereto shall not exceed, in the aggregate, the face amount of said policy and costs which the Company is obligated under the provisions of said commitment/policy to pay.

This endorsement is made a part of said commitment/policy and is subject to the exclusions, schedules, endorsements, conditions, stipulations and terms thereof, except as modified by the provisions hereof.

Nothing herein contained shall be construed as extending or changing the effective date of said Commitment/Policy, unless otherwise expressly stated.

IN WITNESS WHEREOF COMMONWEALTH LAND TITLE INSURANCE COMPANY has caused its corporate name and seal to be hereunto affixed by its duly authorized officers
on the   day of               A.D. of 19  .

Countersigned                          COMMONWEALTH LAND TITLE INSURANCE COMPANY

                                                       By
                                                                      President
By
  ----------------------------------
       Authorized Officer or Agent            (SEAL)
                                                       Attest:
                                                                      Secretary

                                    ORIGINAL

[COMMONWEALTH
 LAND TITLE INSURANCE
 COMPANY
 LOGO]                                                     ENDORSEMENT

                                                                        insuring

To be annexed to and form a part of Commitment/Policy No.

as set forth in said Commitment/Policy.
The said Commitment/Policy is hereby amended in the following manner:

     The Company hereby insures the Insured that said land abuts a physically open street known as Paxton Street, Poor House Road and County Prison Road; and the Company hereby insures said Assured against loss which said Assured shall sustain in the event said assurances herein shall prove to be incorrect.











The total liability of the Company under said commitment/policy and any endorsements attached thereto shall not exceed, in the aggregate, the face amount of said policy and costs which the Company is obligated under the provisions of said commitment/policy to pay.

This endorsement is made a part of said commitment/policy and is subject to the exclusions, schedules, endorsements, conditions, stipulations and terms thereof, except as modified by the provisions hereof.

Nothing herein contained shall be construed as extending or changing the effective date of said Commitment/Policy, unless otherwise expressly stated.

IN WITNESS WHEREOF COMMONWEALTH LAND TITLE INSURANCE COMPANY has caused its corporate name and seal to be hereunto affixed by its duly authorized officers
on the   day of               A.D. of 19  .

Countersigned                          COMMONWEALTH LAND TITLE INSURANCE COMPANY

                                                          By
                                                                      President
By
  ----------------------------------
    Authorized Officer or Agent            (SEAL)
                                                          Attest:
                                                                      Secretary

                                    ORIGINAL

[COMMONWEALTH
 LAND TITLE INSURANCE
 COMPANY
 LOGO]                                                     ENDORSEMENT

POLICY NO.

     The Company insures that the covenants, conditions and restrictions affecting the title to the land contained in have not been violated and that a future violation thereof will not cause a forfeiture or reversion of title.

     The total liability of the Company under said policy and any endorsement thereon shall not exceed, in the aggregate, the face amount of said policy and costs which the Company is obligated, under the conditions and stipulations thereof, to pay.

     This endorsement is made a part of said policy and is subject to the schedule, conditions and stipulations therein, except as modified by the provisions hereof.

     Nothing herein contained shall be construed as extending or changing the effective date of said Policy, unless otherwise expressly stated.











IN WITNESS WHEREOF COMMONWEALTH LAND TITLE INSURANCE COMPANY has caused its corporate name and seal to be hereunto affixed by its duly authorized officers
on the   day of               19  .

Countersigned:

                                                     By:
                                                                      President
- ----------------------------
Authorized Signatory                   (SEAL)
                                                     Attest:
                                                                      Secretary

[COMMONWEALTH LAND
 TITLE INSURANCE
 COMPANY
 LOGO]

                                  ENDORSEMENT

POLICY NO.

     THE COMPANY ELIMINATES FROM ITS LOAN POLICY THE EXCEPTION READING AS
     FOLLOWS:

Unrecorded easements, discrepancies or conflicts in boundary lines, shortages in area and encroachments which an accurate and complete survey would disclose.

and further insures, except as set forth above, against loss by reason of encroachment, other than by party walls, whether by the building on the land encroaching upon adjacent property or by any building on adjacent property encroaching upon the said land.

     The total liability of the Company under said policy and any endorsement thereon shall not exceed, in the aggregate, the face amount of said policy and costs which the Company is obligated, under the conditions and stipulations thereof, to pay.

     This endorsement is made a part of said policy and is subject to the schedule, conditions and stipulations therein, except as modified by the provisions hereof.


     Nothing herein contained shall be construed as extending or changing the effective date of said Policy, unless otherwise expressly stated.

IN WITNESS WHEREOF COMMONWEALTH LAND TITLE INSURANCE COMPANY has caused its corporate name and seal to the hereunto affixed by its duly authorized officers
on the             day of                          , 19  .


COUNTERSIGNED:                                            BY:

- ------------------------------------                                   President
Authorized Signatory                       (SEAL)         ATTEST:
                                                                      Secretary

The Company insures the owner of the indebtedness secured by the insured mortgage against loss or damage sustained by reason of:

          1. Any incorrectness in the assurance that, at Date of Policy:

             (a) There are no covenants, conditions or restrictions under which the lien of the mortgage referred to in Schedule A can be divested, subordinated or extinguished, or its validity, priority or enforceability impaired.

             (b) Unless expressly excepted in Schedule B:

                (1) There are no present violations on the land of any
                    enforceable covenants, conditions or restrictions nor do any existing improvements on the land violate any building setback lines shown on a plat of subdivision recorded or filed in the public records.

                (2) Any instrument referred to in Schedule B as containing covenants, conditions or restrictions on the land does not, in addition, (i) establish an easement on the land;
                    (ii) provide a lien for liquidated damages; (iii) provide for a private charge or assessment; (iv) proved for an option to purchase, a right of first refusal or the prior approval of a future purchaser or occupant.

                (3) There is no encroachment of existing improvements located on the land onto adjoining land, nor any encroachment onto the land of existing improvements located on adjoining land.

                (4) There is no encroachment of existing improvements located on the land onto that portion of the land subject to any easement excepted in Schedule B.

          2. Any future violation on the land of any existing covenants, conditions or restrictions occurring prior to the acquisition of title to the estate or interest in the land by the insured, provided the violations results in:

             (a) impairment or loss of the lien of the insured mortgage; or

             (b) loss of title to the estate or interest in the land if the insured shall acquire title in satisfaction of the indebtedness secured by the insured mortgage.

          3. Damage to existing improvements, including lawns, shrubbery or trees:

             (a) Which are located on or encroach upon that portion of the land subject to any easement excepted in Schedule B, which damage results from the exercise of the right to maintain the easement for the purposes for which it was granted or reserved;

             (b) Resulting from the future exercise of any right to use the surface of the land for the extraction or development of minerals excepted from the description of the land or excepted in Schedule B.

          4. Any final court order or judgment requiring the removal from any land adjoining the land or any encroachment excepted in Schedule B.

          5. Any final court order or judgment denying the right to maintain any existing improvements on the land because of any violation of covenants, conditions or restrictions or building setback lines shown on a plan or subdivision recorded or filed in the public records.

             Whenever in this endorsement the words "covenants, conditions or restrictions" appear they shall not be deemed to refer to or include the terms, covenants, condition or limitations contained in an instrument creating a lease.

             The total liability of the Company under said Policy and any endorsements attached thereto shall not exceed, in the aggregate, the face amount of said Policy and costs which the Company is obligated under the provisions of said Policy to pay.

             This endorsement is made a part of said Policy and is subject to the exclusions, schedules, endorsements, conditions, stipulations and terms thereof, except as modified by the provisions hereof.

             Nothing herein contained shall be construed as extending or changing the effective date of said Policy, unless otherwise expressly stated.

                 NOTE, MORTGAGE AND LOAN MODIFICATION AGREEMENT

        NOTE, MORTGAGE AND LOAN MODIFICATION AGREEMENT (this "Agreement") dated as of December 15, 1995 by and between SYLVAN M. COHEN, GEORGE R. PEACOCK, PHILIP E. STEPHENS, ALTON G. MARSHALL AND ROBERT C. ROBB, JR., as Successor Trustees of EQK REALTY INVESTORS I, a Massachusetts business trust ("EQK"), having its principal office and place of business at 5775 Peachtree-Dunwoody Road, Suite 200-D, Atlanta, Georgia 30342, and THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation ("Prudential"), having an office at 1200 "K" Street, N.W., Suite 1000, Washington, D.C. 20005.

                                   BACKGROUND

        On December 18, 1985, EQK executed an delivered to Solomon Brothers Realty Corp. ("Solomon") a certain Zero Coupon Mortgage Note due December 18, 1992 in the face amount of $94,719,904 (the "Zero Coupon Note"). The Zero Coupon Note was amended and restated in its entirety by an Amended and Restated Note Agreement dated as of February 4, 1988 by and between EQK and Solomon (the "First Amended Note"). Immediately following EQK's execution and delivery of the First Amended Note, the First Amended Note was endorsed to, and all of the security therefore was assigned to, Prudential in accordance with a certain Note and Mortgage Purchase and Sale Agreement between Solomon and Prudential.

        On or about December 16, 1992, the First Amended Note was partially paid and was amended and restated in its entirety pursuant to a Second Amended and Restated Note dated December 16, 1992 in the principal amount of $75,688,720 (the "Second Amended Note") which, inter alia, extended the Maturity Date of the Second Amended Note to December 15, 1995. On December 8, 1995, the Second Amended Note was partially prepaid and all collateral relating to the Castleton Property was released by Prudential. Prior to the date hereof, Prudential has also released all collateral relating to the Peachtree Property.

        The Second Amended Note is presently secured by:

        1. An Amended and Restated Open-End Mortgage and Security Agreement (Harrisburg Mall) dated as of December 15, 1992 from EQK to Prudential (the "Amended Harrisburg Mortgage") encumbering certain property located in Dauphin County, Pennsylvania (the "Harrisburg Property"); the Amended Harrisburg Mortgage was recorded on December 22, 1992 in The Recorder's Office of Dauphin County, Pennsylvania (the "Dauphin Recorder") in Book 1886, page 298, et seq.;

        2. An Absolute Assignment of Leases and Rents and Rental Collection Agreement dated as of December 15, 1992 by and between EQK, Prudential and First Union National Bank of Georgia, as Rental Collection Agent (the "Rental Collection Agent") with respect to the Harrisburg Property (the "Harrisburg Assignment"); the Harrisburg Assignment was recorded on December 22, 1992 by the Dauphin Recorder in Book 1886, page 373; et seq.;

        3. A Cash Management and Security Agreement by and among EQK, Prudential and First Union National Bank of Georgia, as Escrow Agent; and

        4. A Hazardous Substances Covenant and Indemnity Agreement dated as of December 16, 1995 from EQK to and for the benefit of Prudential (the "Environmental Agreement").

        The Second Amended Note, the Amended Harrisburg Mortgage, the Harrisburg Assignment, the Cash Management Agreement, the Environmental Indemnity Agreement, and all financing statements and other instruments securing the Second Amended Note are herein collectively referred to as the "Loan Documents."

        Concurrently with the execution of the Loan Documents, the parties executed: a Warrant Agreement ("Warrant Agreement") dated December 18, 1992 by and between EQK and Prudential pursuant to which a Warrant was granted to Prudential to purchase Shares of beneficial interest in EQK; and a Subordination and Intercreditor Agreement ("Intercreditor Agreement") dated as of December 16, 1992 by and among Prudential, EQK and PNC Bank, National Association, formerly known as Provident National Bank ("PNC") pursuant to which Prudential, inter alia, consented to the creation of subordinate mortgages to secure sums owed by EQK to PNC and PNC agreed that all sums owed to PNC would remain subordinate to the Loan Documents. The Intercreditor Agreement was recorded on December 22, 1992 by the Dauphin Recorder in Book 1886, Page 459 et seq.

        Pursuant to a letter application dated December 15, 1995 (the "Application"), EQK has requested Prudential to extend the maturity of the Second Amended Note and to modify certain of the provisions of the Loan Documents. The Application was countersigned by Prudential and, as so countersigned, constitutes the "Commitment". This Agreement is intended to amend and modify certain provisions of the Loan Documents in accordance with the Commitment.

        Capitalized terms used herein and not defined shall have their respective meanings set forth in the Loan Documents, the Warrant Agreement and the Intercreditor Agreement.

        NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

                        1. INCORPORATION BY REFERENCE

        Section 1.1 Incorporation by Reference. The recitals set forth in the Background section of this Agreement, the Loan Documents, the Warrant Agreement and the Intercreditor Agreement are hereby incorporated herein by reference as though set forth in full in the text of this Agreement.

                           2. SECOND AMENDED NOTE

        Section 2.1 Principal Balance. EQK and Prudential confirm and agree that the principal balance of the Second Amended Note, including all accrued and unpaid interest through and including December 14, 1995, is $44,125,054.68.

        Section 2.2 Contract Interest Rate. Section 2(a) of the Second Amended Note is hereby amended by adding thereto a new subsection (iv) which reads as follows:

          "(iv) From and after December 15, 1995 through and including December 14, 1996, the principal sum outstanding from time to time under this Note shall bear interest at the rate of eight and fifty-four one-hundredths percent (8.54%) per annum."

        Section 2.3 Payment. Effective as of December 15, 1995, Sections 3(a) through 3(c) of the Second Amended Note shall be deleted in their entirety and the following shall be substituted in lieu thereof:

          "(a) Commencing January 15, 1996 and on the fifteenth (15th) day of each month thereafter (the "Monthly Payment Date") through and including November 15, 1996, Maker shall pay to Payee installments of principal and interest in the amount of $340,536.00 (the "Monthly Payment Amount") each, which installments shall be applied first to accrued and unpaid interest on this Note and then to the payment of principal of this Note without premium or penalty.

          "(b) Intentionally omitted.

          "(c) If a portion of the Loan is prepaid, the Monthly Payment Amount shall be reduced in proportion to the ratio of the unpaid principal balance of the Second Amended Note immediately following such prepayment divided by the unpaid-principal balance of the Second Amended Note immediately prior to such prepayment."

        Section 2.4 Maturity Date. The Maturity Date set forth in Section 3(d) of the Second Amended Note is hereby amended to read "December 15, 1996."

        Section 2.5 Security. All references in Section 5 of the Second Amended Note to the Peachtree Property and the Castleton Property and the security held by Prudential with respect thereto are hereby deleted in their entirety from the Second Amended Note as the Peachtree Property and the Castleton Property have been sold and all security held with respect to the Peachtree Property and the Castleton Property have been released by Prudential.

        Section 2.6 Prepayment. Section 7(a) of the Second Amended Note is hereby amended by adding the following at the end thereof:

        "Notwithstanding the foregoing, Payee hereby waives any prepayment premium pursuant to (i) the prepayment made by Maker on December 8, 1995 and (ii) any prepayment from and after the date hereof and prior to the occurrence of an Event of Default pursuant to which all sums payable under this Note and all agreements securing this Note are paid in full."

        Section 2.7 Confession of Judgment. EQK, knowingly, intentionally and voluntarily, and with the advise of separate counsel, hereby ratifies and confirms the confessions of judgment and warrants of attorney to confess judgment set forth in Section 10 of the Second Amended Note.

        Section 2.8 Second Amended Note Ratified and Confirmed. Except as amended and modified hereby or inconsistent with the provisions hereof, the Second Amended Note is hereby ratified and confirmed.

                3. AMENDMENTS TO AMENDED HARRISBURG MORTGAGE

        Section 3.1 Senior Mortgages. EQK hereby represents and warrants to Prudential that the Senior Mortgages referred to in the Amended Harrisburg Mortgage have been paid in full and satisfied. Accordingly all references in the Amended Harrisburg Mortgage to "Senior Mortgages" are hereby deleted in their entirety.

        Section 3.2 Peachtree and Castleton Properties. All references in the Amended Harrisburg Mortgage to the Peachtree Property and the Castleton Property and the security held by Prudential with respect thereto are hereby deleted in their entirety.

        Section 3.3 Confession of Judgment. EQK, knowingly, intentionally and voluntarily, and with the advise of separate counsel, hereby ratifies and confirms the confessions of judgment and warrants of attorney to confess judgment set forth in Section 6.2 of the Amended Harrisburg Mortgage.

        Section 3.4 Ratification of Harrisburg Mortgage. The Amended Harrisburg Mortgage is hereby ratified and confirmed in its entirety, subject only to the provisions of this Agreement.

                               4. ASSIGNMENTS

        Section 4.1 Peachtree and Castleton Properties. All references in the Harrisburg Assignment to the Peachtree Property and the Castleton Property and the security held by Prudential with respect thereto are hereby deleted in their entirety.

        Section 4.2 Ratification of Harrisburg Assignment. The Harrisburg Assignment is hereby ratified and confirmed in their entirety, subject only to the provisions of this Agreement.

                        5. CASH MANAGEMENT AGREEMENT

        Section 5.1 Peachtree and Castleton Properties. All references to the Peachtree Property and the Castleton Property and to the security held by Prudential with respect thereto in the Cash Management Agreement are hereby deleted in their entirety.

        Section 5.2 Asset Management Fee. Section 6.2 of the Cash Management Agreement is hereby amended to substitute the amount "$150,000" for the amount of "$500,000", as set forth therein.

        Section 5.3 Includible Asset Management Fee. The definition of the term "Includible Asset Management Fee" set forth in Exhibit A to the Cash Management Agreement is hereby amended to substitute the amount "$150,000" for the amount "$500,000", and the quarterly payments of the Includible Asset Management Fee shall be reduced to "$37,500".

        Section 5.4 Prepayment. Section 6.6(d) of the Cash Management Agreement is hereby deleted in its entirety and the following shall be substituted in lieu thereof:

          "(d) Except for (i) payments of principal as a part of a scheduled Monthly Payment Amount, (ii) the prepayment of principal by EQK on December 8, 1995 and (iii) a prepayment of the Second Amended Note in full prior to the occurrence of an Event of Default hereun-
     der, upon a principal payment to Prudential prior to the Maturity Date, EQK shall pay to Prudential a prepayment premium calculated in accordance with the Yield Maintenance Formula attached hereto as Exhibit "L"."

        Section 5.5 Ratification of Cash Management Agreement. The Cash Management Agreement is hereby ratified and confirmed in its entirety, subject only to the provisions of this Agreement.

                            6. WARRANT AGREEMENT

        Section 6.1 Representation, Warranty and Confirmation. EQK hereby represents, warrants and confirms to Prudential that the Warrant Agreement remains in full force and effect, the number of Shares of EQK issuable to Prudential upon exercise of the Warrant are 367,868 Shares; EQK currently holds in its treasury duly authorized and previously issued Shares in such amount and such Shares are reserved for issuance to Prudential upon exercise of the Warrant; and the Exercise Period remains open and can only be terminated in accordance with the express provisions of the Warrant Agreement.

        Section 6.2 Ratification of Warrant Agreement. The Warrant Agreement is hereby ratified and confirmed.

                             7. OTHER AGREEMENTS

        Section 7.1 Ratification of Other Agreements. The provisions of the Environmental Indemnity Agreement and the Intercreditor Agreement are hereby ratified and confirmed.

                               8. NO DEFAULTS

        Section 8.1 No Default. To induce Prudential to enter into this Agreement and extent the Maturity Date of the Second Amended Note, EQK represents and warrants to Prudential that:

          (a) No Event of Default, as defined in any of the Loan Documents, presently exists under any of the Loan Documents, the Warrant Agreement or the Intercreditor Agreement;

          (b) No event has occurred which, with the passage of time or the giving of notice or both, would constitute an Event of Default under any Loan Documents, the Warrant Agreement or the Intercreditor Agreement;

          (c) EQK has no defenses, counterclaims or setoffs against the Prudential Debt, as defined in the Cash Management Agreement; and

          (d) EQK hereby ratifies and confirms its obligation to repay the Prudential Debt on the terms and conditions set forth in the Loan
Documents, as amended hereby.

                     9. RELEASE AND COVENANT NOT TO SUE

        Section 9.1 Release and Covenant Not to Sue. To induce Prudential to enter into this Agreement and extend the Maturity Date of the Second Amended Note, EQK does hereby:

          (a) remise, release, acquit, satisfy and forever discharge
Prudential and all of its past, present and future officers, directors, employees, agents, attorneys, representatives, heir, successors and assigns, from any and all actions, claims, demands and causes of action of any nature whatsoever, whether at law or in equity, either now accrued or hereafter maturing, which EQK now has or hereafter can, shall or may have by reason of any matter, cause or things from the beginning of the world to and including the date of this Agreement with respect to any matters, transactions, occurrences, agreements, actions and/or events arising out of, in connection with or relating to, the loan by Prudential to EQK represented by the Second Amended Note and its predecessor notes, including, but not limited to, the modification and extension of the Second Amended Note pursuant to the provisions of the Commitment and this Agreement, the calculation and payment of interest under the Second Amended Note, the issuance of the Warrant and the calculation of the Shares issuable thereunder and all matters relating to the administration of the loan and/or the collateral held for the benefit of Prudential thereunder; and

          (b) covenant and agree never to institute or cause to be instituted or continue prosecution of any suit or other form of action or proceeding of any kind or nature whatsoever against Prudential, or any of its past, present or future officers, directors, employees, agents, attorneys, representatives, heirs, successors or assigns, by reason of or in connection with any of the foregoing matters, claims or causes of action.

          This release and covenant not to sue is intended to be legally binding upon EQK and shall cover all actions of Prudential in its consideration of the Application and this Agreement and/or the enforcement of Prudential's rights under the Loan Documents, as amended hereby.

        10. MISCELLANEOUS

        Section 10.1 Loan Documents Remain Effective. Except as expressly amended hereby, the Loan Documents shall remain in full force and effect and are enforceable against EQK in accordance with their respective terms. Without limiting the generality of the foregoing, all rights and remedies available to Prudential under the Loan Documents shall survive the making of this Agreement and shall continue in full force and effect, EQK shall have no right to further extend the Maturity Date of the Second Amended Note.

        Section 10.2 Integration Clause. This Agreement embodies the complete understanding and agreement among the parties hereto with respect to the subject matter hereof and supersedes any and all prior or contemporaneous understandings with respect thereto, whether oral or written.

        Section 10.3 Binding Effect. This Agreement shall not be modified or amended except by a writing signed by the party against whom enforcement is sought. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns.

        Section 10.4 Notices. The notice address for Prudential in the Loan Documents shall be amended as follows:

         Mr. Christian T. Miles, Vice President
         The Prudential Insurance Company of America
         1200 "K" Street, N.W., Suite 1000
         Washington, D.C. 20005

with a copy to:

         F. Wayne Jarvis, Esquire
         The Prudential Insurance Company of America
         1200 "K" Street, N.W., Suite 1000
         Washington, D.C. 20005

with a copy to:

         Clifford H. Swain, Esquire
         Drinker Biddle & Reath
         1345 Chestnut Street, Suite 1100
         Philadelphia, Pennsylvania 19107

        Section 10.5 Counterpart Copies. This Agreement may be executed in any number of counterparts which, taken together, shall constitute one and the same instrument.

        Section 10.6 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

        Section 10.7 Time of the Essence. When time is mentioned herein, time shall be the essence of this Agreement.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, under seal, on and as of the date first above written.

                                          EQK REALTY INVESTORS I

                                          By:    /s/  GARY L. WERKHEISER
                                          --------------------------------------
                                          Name:        Gary L. Werkheiser
                                          Title:         Vice President

                                          THE PRUDENTIAL INSURANCE COMPANY OF
                                          AMERICA

                                          By:     /s/  CHRISTIAN T. MILES
                                          --------------------------------------
                                          Name:        Christian T. Miles
                                          Title:         Vice President

STATE OF GEORGIA                     :
                                     :        SS.
COUNTY OF FULTON                     :

     On this, the 15th day of December, 1995, before me, the undersigned officer, personally appeared GARY L. WERKHEISER, who acknowledged himself to be a duly elected VICE PRESIDENT of EQK REALTY INVESTORS I, a Massachusetts business trust, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the business trust by himself as such officer.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal.



[NOTARIAL SEAL]                          ---------------------------------------
                                                  Notary Public
                                         My Commission Expires:
STATE OF                    :
                            :      SS.
COUNTY OF                   :

     On this, the      day of December, 1995, before me, the undersigned
officer, personally appeared CHRISTIAN T. MILES, who acknowledged himself to be a Vice President of THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a corporation, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal.



[NOTARIAL SEAL]                       ----------------------------------------
                                               Notary Public
                                      My Commission Expires: